PACE® Select Advisors Trust

December 11, 2020

Supplement to the prospectuses relating to Class A and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 27, 2020.

Includes:

•  PACE® International Emerging Markets Equity Investments

Dear Investor,

The purpose of this supplement is to update certain information regarding the investment subadvisory arrangements for PACE® International Emerging Markets Equity Investments (the "fund"), a series of PACE Select Advisors Trust (the "Trust"). At the recommendation of UBS Asset Management (Americas) Inc. ("UBS AM"), the fund's manager, the Trust's Board of Trustees (the "Board") has terminated LMCG Investments, LLC as subadvisor to the fund, effective as of the close of business on December 10, 2020. In addition, at the recommendation of UBS AM, the Board has appointed ARGA Investment Management, LP ("ARGA") to serve as a new subadvisor to the fund. ARGA assumed investment advisory responsibility with respect to a separate portion of the fund's portfolio effective on December 11, 2020.

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

All references to "LMCG Investments, LLC" or "LMCG" as a subadvisor to PACE International Emerging Markets Equity Investments in the Prospectuses and SAI are hereby deleted.

The section captioned "PACE International Emerging Markets Equity Investments Fund summary" and sub-captioned "Management process" beginning on page 59 of the Multi-Class Prospectus and page 61 of the Class P Prospectus is revised by inserting the following as the last bullet point of the fourth paragraph of that section:

• A disciplined, deep value strategy based on fundamental research.

The section captioned "PACE International Emerging Markets Equity Investments Fund summary" and sub-captioned "Risk/return bar chart and table" on page 61 of the Multi-Class Prospectus and page 63 of the Class P Prospectus is revised by inserting the following as the second to last sentence of the first paragraph of that section:

ARGA Investment Management, LP ("ARGA") assumed day-to-day management of a separate portion of the fund's assets on December 11, 2020.

ZS-1081

The section captioned "PACE International Emerging Markets Equity Investments Fund summary" and sub-captioned "Investment manager and advisor(s)" on page 61 of the Multi-Class Prospectus and beginning on page 63 of the Class P Prospectus is revised by replacing the second sentence of the first paragraph of that section with the following:

Mondrian, William Blair, RWC and ARGA serve as the fund's subadvisors.

The section captioned "PACE International Emerging Markets Equity Investments Fund summary" and sub-captioned "Portfolio management team" on page 61 of the Multi-Class Prospectus and on page 63 of the Class P Prospectus is revised by inserting the following as the last bullet point of that section:

• ARGA – A. Rama Krishna, CFA, Chief Investment Officer, Takashi Ito, CFA, Global Business Analyst, and Sujith Kumar, Global Business Analyst, have been portfolio managers of the fund since December 2020.

The section captioned "More information about the funds—PACE International Emerging Markets Equity Investments" and sub-captioned "Management process" beginning on page 103 of the Multi-Class Prospectus and page 106 of the Class P Prospectus is revised by replacing the third sentence of the first paragraph of that section with the following:

Mondrian Investment Partners Limited ("Mondrian"), William Blair Investment Management, LLC ("William Blair"), RWC Asset Advisors (US) LLC ("RWC") and ARGA Investment Management, LP ("ARGA") currently serve as the fund's subadvisors.

The same section of each Prospectus is revised by inserting the following as the third to last paragraph of that section:

In managing its segment of the fund's assets, ARGA invests in what it believes to be under-valued businesses based on long-term earnings power and dividend-paying capability. ARGA's investment approach is based on fundamental research and present value. ARGA believes investor sentiment and management behavior create recurring investment opportunities. ARGA's strategy is based on a view that, at times, companies face temporary challenges from macroeconomic, regulatory, industry or company-specific factors that impact fundamentals, and that although such factors are frequently transitory in nature, they can have a disproportionate adverse impact on a company's valuation. As these factors dissipate over a longer horizon and companies overcome these temporary setbacks, valuations recover. ARGA uses a dividend discount model to select stocks that trade at a discount to intrinsic value based on expected long-term earnings and dividends. ARGA limits downside risk through company stress tests, diversification across industries, geographies and currencies and adherence to portfolio construction guidelines that balance return and risk. ARGA considers economic conditions, company quality and environmental, social and governance matters that may magnify risk. As ARGA does not consider market indices, there may be periods when the strategy's performance fluctuates widely from market indices.

The section captioned "Management" and sub-captioned "PACE International Emerging Markets Equity Investments" beginning on page 154 of the Multi-Class Prospectus and page 153 of the Class P Prospectus is revised by replacing the first sentence of the first paragraph of that section with the following:

Mondrian Investment Partners Limited ("Mondrian"), William Blair Investment Management, LLC ("William Blair"), RWC Asset Advisors (US) LLC ("RWC") and ARGA Investment Management, LP ("ARGA") serve as subadvisors for PACE International Emerging Markets Equity Investments.

The same section of each Prospectus is revised by inserting the following as the last paragraphs of that section:

ARGA is an SEC-registered investment adviser based in the United States located at 1010 Washington Boulevard, 6th Floor, Stamford, CT 06901. ARGA was founded in 2010 and manages global, international (non-US) and emerging markets equity portfolios for institutional and qualified investors. As of September 30, 2020, ARGA managed approximately $5.5 billion in assets. ARGA employs a team approach to portfolio management. As members of ARGA's Portfolio Construction Team for the ARGA Emerging Markets Equity Strategy, Messrs. A. Rama Krishna, CFA, Takashi Ito, CFA and Sujith Kumar are jointly and primarily responsible for the day-to-day management of the fund. The Portfolio Construction Team serves as the decision-making body for the strategy and implements research conclusions/final portfolio decisions.

Mr. Krishna, CFA, Founder and Chief Investment Officer of ARGA, founded ARGA in 2010 and is a member of the Portfolio Construction Team for the ARGA Emerging Markets Equity Strategy. Before founding ARGA in 2010, Mr. Krishna was President, International, of Pzena Investment Management and Managing Principal, Member of Executive Committee, and Portfolio Manager of its operating company in New York. While at Pzena from 2003 to 2010, he led development of the firm's international value and global value strategies, co-managed the emerging markets value strategy, and managed the US large cap value strategy. Mr. Krishna was previously at Citigroup Asset Management, where he was Chief Investment Officer and Head of Institutional and International. He also represented the asset management business on the Citigroup Management Committee and directly managed the global emerging markets equity strategy. Before that, Mr. Krishna was Director of International Equity Research, Portfolio Manager, International Equities and Chief Investment Officer, Emerging Markets Equities at AllianceBernstein in New York, London and Tokyo. Earlier, he worked at Credit Suisse First Boston in New York, Tokyo and Singapore, first as Equity Research Analyst and later as Chief Investment Strategist and Director—Equity Research.

Mr. Ito, CFA, Global Business Analyst, has worked in investment management since 1996 and has been with ARGA since 2012. He is a member of ARGA's Portfolio Construction Team for the ARGA Emerging Markets Equity Strategy. Before joining ARGA, Mr. Ito was Director of Business Development at Vestec, a Canadian voice-recognition company. Prior to Vestec, he founded Highview Research, an advisor to the Silverstone Fund, a global long-short, market-neutral fund focused on the automotive sector. Working for the Silverstone Fund in Tokyo from 2004 to 2011, Mr. Ito was responsible for Asian and Japanese investments, and designed processes for risk control and position sizing. Previously, while at UBS Global Asset Management and Citigroup Asset Management, Mr. Ito covered global and Japanese consumer durable and capital goods companies.

Mr. Kumar, Global Business Analyst, joined ARGA in 2010 and is a member of the Portfolio Construction Team for the ARGA Emerging Markets Equity Strategy. Before joining ARGA, Mr. Kumar was an Analyst at ICRA Ltd., a leading credit rating agency in India. At ICRA, he worked with the corporate ratings division, and handled credit rating assignments across multiple industries including auto ancillaries, hotels and textiles.

The section captioned "The funds and their investment policies" and sub-captioned "PACE International Emerging Markets Equity Investments" beginning on page 12 of the SAI is revised by replacing the second sentence of the first paragraph of that section with the following:

Mondrian Investment Partners Limited ("Mondrian"), William Blair Investment Management, LLC ("William Blair"), RWC Asset Advisors (US) LLC ("RWC") and ARGA Investment Management, LP ("ARGA") serve as the fund's subadvisors.

The section captioned "Investment advisory arrangements" and sub-captioned "PACE International Emerging Markets Equity Investments" on page 100 of the SAI is revised by replacing the first sentence of the first paragraph of that section with the following:

Under the current Advisory Agreements for this fund with Mondrian Investment Partners Limited ("Mondrian"), William Blair Investment Management, LLC ("William Blair"), RWC Asset Advisors (US) LLC ("RWC") and ARGA Investment Management, LP ("ARGA"), UBS AM (not the fund) pays Mondrian, William Blair, RWC and ARGA a fee based on the fund's average daily net assets that each manages.

The same section of the SAI is revised by inserting the following as the last sentence of the last paragraph of that section:

ARGA is a limited partnership and is principally owned by A. Rama Krishna, Founder and Chief Investment Officer, and entities related to Mr. Krishna.

The section captioned "Proxy voting policies and procedures" and sub-captioned "PACE International Emerging Markets Equity Investments—Mondrian Investment Partners Limited, William Blair Investment Management, LLC, LMCG Investments, LLC and RWC Asset Advisors (US) LLC" beginning on page 136 of the SAI is revised by replacing the caption of that section with the following:

PACE International Emerging Markets Equity Investments—Mondrian Investment Partners Limited, William Blair Investment Management, LLC, RWC Asset Advisors (US) LLC and ARGA Investment Management, LP.

The same section of the SAI is revised by inserting the following as the last sub-section of that section:

ARGA Investment Management, LP. ARGA's objective in voting proxies is to maximize shareholder value and to vote proxies in a manner that reflects the best long-term, economic interest of its clients. In doing so, ARGA follows any voting guidelines issued by clients, so long as these guidelines are consistent with ARGA's duties under applicable law, including ERISA. ARGA's proxy voting guidelines are the same for all clients, as long as a client has delegated ARGA with the authority to vote proxies on their behalf.

ARGA has implemented extensive procedures to ensure all proxies are received, analyzed and voted in a timely manner. In addition to information derived from ARGA's in-depth research and ongoing company analyses, ARGA utilizes the services of a third party proxy advisory firm, Glass Lewis, to obtain supplementary research and impartial analysis prior to voting and to administer the proxy voting process. ARGA retains responsibility for instructing Glass Lewis how to vote and still applies its proxy voting guidelines when voting proxies on behalf of clients through Glass Lewis. This includes rejecting the advice of Glass Lewis in circumstances where ARGA determines doing so is in the best interest of clients.

Proxy Voting Guidelines

The decision to vote in support or opposition of a proposal is based on the specific circumstances described in the proxy statement and other available information. Generally, ARGA votes in favor of routine proposals that increase shareholder value, improve the management of a company, and maintain or increase shareholder rights and influence over a company's board and management. Moral or social issues are generally voted based on the economic impact of the proposal. In cases where the economic impact is not clear, a vote to "abstain" may be appropriate.

Financial and corporate governance issues take more time to consider and may be complicated by activities such as hostile takeovers and mergers. ARGA generally votes in favor of the following types of proposals:

• Election of competent, qualified directors that support the board's independence and ensures its diversity

• Reasonable incentive compensation plans for certain key employees and directors

• Mandatory retirement age for directors

• Confidential voting, cumulative voting, proposals to lower barriers to shareholder action

• Proposals to restore shareholder ability to remove directors with or without cause

• Appointment of external auditors that provide competent advice, avoid conflicts of interest and uphold the transparency and integrity of financial reporting

ARGA generally votes against the following types of financial and corporate governance proposals:

• Board entrenchment proposals and anti-takeover measures, such as "poison pill" and "golden parachute" provisions

• Compensation plans that are not aligned with shareholder interest

• Limitations on shareholder ability to act, blank check preferred stock authorizations, eliminating cumulative voting rights, and proposals to adopt classified boards

Conflicts of Interest

ARGA's proxy voting policies provide guidelines for dealing with actual or potential conflicts of interest, when identified. These include informing clients and seeking their consent or instructions, or addressing the issue through other objective means including, but not limited to deferring to the recommendation of ARGA's independent third-party advisory firm, Glass Lewis.

Glass Lewis itself has implemented Conflict Management Procedures to avoid and manage (if unavoidable) conflicts of interest arising between an issuer and Glass Lewis. For example, Glass Lewis requires any of its employees who serve as an executive or director of a public company to disclose the conflicts and abstain from any involvement in the research, analysis or making of any vote recommendations for such company.

Limitations on ARGA's Proxy Voting Obligations

In certain situations, ARGA may not vote client proxies or may abstain from voting. For example:

• ARGA will not vote proxies of behalf of a client where the client has reserved the right to vote proxies itself or has delegated the right to vote to a third party.

• ARGA will not vote proxies on behalf of a client after the effective termination date of ARGA's investment advisory agreement with such client.

• ARGA may abstain from voting proxies in circumstances where ARGA determines doing so would have no identifiable economic benefit to the client, such as when the security is no longer held in the client's portfolio or when the value of the portfolio holdings is insignificant.

• ARGA may abstain from voting a client's proxy when the cost or disadvantage resulting from voting, in ARGA's judgment, outweighs the economic benefits of voting. For example, in some non-US jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record date and meeting date ("share blocking"). In general, ARGA believes that the loss of investment flexibility resulting from share blocking outweighs the benefit to be gained by voting.

• ARGA does not offer a securities lending service. Proxies for securities on loan through securities lending programs will generally not be voted, as ARGA's clients (not ARGA) control these securities lending decisions (unless the client calls the securities back to permit the exercise of such rights).

• ARGA may not be able to vote proxies due to circumstances beyond ARGA's control such as a regional disaster, business continuity or cyber event involving ARGA, ARGA's proxy advisory firm or client custodians, which may prevent proxies from being voted on time, or errors and circumstances not attributable to, and beyond, ARGA's control.

The section captioned "Portfolio managers" and sub-captioned "PACE International Emerging Markets Equity Investments—Mondrian Investments Partners Limited, William Blair Investment Management, LLC, LMCG Investments, LLC and RWC Asset Advisors (US) LLC" beginning on page 198 of the SAI is revised by replacing the caption of that section with the following:

PACE International Emerging Markets Equity Investments—Mondrian Investments Partners Limited, William Blair Investment Management, LLC, RWC Asset Advisors (US) LLC and ARGA Investment Management, LP.

The same section of the SAI is revised by inserting the following as the last sub-section of the section:

ARGA Investment Management, LP

A. Rama Krishna, Takashi Ito and Sujith Kumar are primarily responsible for the day-to-day management of ARGA's allocated portion of the fund's portfolio. The following table provides information relating to other accounts managed by the portfolio managers as of July 31, 2020:

A. Rama Krishna

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	1	7	30
Number of Accounts Managed with Performance-Based Advisory Fees	1	3	2
Assets Managed (in millions)	$2,320	$292	$2,730
Assets Managed with Performance-Based Advisory Fees (in millions)	$2,320	$267	$756

Takashi Ito

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	3	10
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	2
Assets Managed (in millions)	$0	$272	$2,194
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$248	$756

Sujith Kumar

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	2	9
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	2
Assets Managed (in millions)	$0	$270	$2,124
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$248	$756

Potential conflicts of interest. ARGA's compliance procedures aim to identify and prevent potential conflicts of interest related to client, employee, and proprietary activities. Potential conflicts of interest include instances when ARGA desires to purchase or sell the same securities for the fund and other accounts, which could result, if such conflict is not managed properly, in unfair treatment to one account or another. Another potential conflict could occur if employees had knowledge of future ARGA trades and, on the basis of such information, made their own personal trades, which could harm the fund and other ARGA accounts.

In addition to managing a portion of the fund, ARGA manages other accounts on a discretionary basis (and where Mr. Krishna is one of a number of investors within certain commingled funds as well as certain proprietary partnerships) that use the valuation-based investment strategy utilized for the fund. ARGA expects to manage additional such accounts in the future. To avoid any incentive to favor one account over another in the allocation of investment opportunities (particularly where there are differing performance fee arrangements), ARGA has implemented strict fairness policies with respect to trading practices and allocation procedures. ARGA examines trade allocations among client portfolios regularly and confirms their consistency with ARGA's fiduciary obligation to allocate investment opportunities fairly. ARGA also regularly monitors dispersion of client account returns within the same investment strategy to verify that no preferential treatment has occurred. As expected, in instances such as clients directing trades through particular brokers, ARGA may place non-simultaneous trade orders for the fund and another client, which may affect the execution price of the security to the detriment of one or the other.

ARGA currently has soft dollar arrangements with brokerage firms that execute transactions on behalf of ARGA's client accounts. When ARGA uses clients' brokerage commissions to obtain research or other products or services, ARGA receives a benefit because it does not have to pay for the research, other products or services. ARGA has implemented procedures to ensure such arrangements fall within the safe harbor provision of Section 28(e) of the Securities Exchange Act of 1934. Soft dollar products or services may be used for any or all of ARGA's accounts and the soft dollars generated may be used to benefit accounts other than the ones generating the soft dollars. ARGA does not seek to allocate soft dollar benefits proportionately to the soft dollars credits the accounts generate.

ARGA's Best Execution Committee regularly monitors commission rates to ensure they are appropriate in line with relevant market standards.

To ensure ARGA employees do not use knowledge of the fund's trading for personal gain, ARGA's access persons and their immediate family members living in the same household are subject to initial, quarterly, and annual brokerage account reporting and certification requirements with respect to brokerage or investment accounts over which they have a direct or indirect beneficial interest. Access persons, including their immediate family members living in the same household, contemplating the purchase or sale of any security or an interest in a private placement vehicle must obtain preclearance from ARGA. Access persons' brokerage statements and emails are reviewed on a quarterly basis to ensure continued compliance with ARGA's policies on personal securities transactions. While ARGA follows these procedures to eliminate potential conflicts of interest, there is no guarantee they will detect and prevent every situation where potential conflicts could arise. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with ARGA's Code of Ethics.

Compensation. The goal of ARGA's compensation structure is to align the interests of investment professionals with those of its clients and the firm. Accordingly, ARGA rewards behavior by investment professionals that results in long-term success for its clients and the company.

Mr. Krishna has equity ownership in ARGA; accordingly, he is entitled to a share of the firm's profits. Mr. Krishna does not receive a base salary or performance bonus. ARGA compensates Mssrs. Ito and Kumar through a combination of base salary, performance bonus, and profit sharing. Base salary is a fixed amount that may change based on an annual review or market conditions. Bonus is determined by both individual performance and the financial success of the firm. Effective 2016, a portion of profits and value of the firm is shared with employees other than Mr. Krishna through the ARGA Commitment Plan. These employees comprise individuals across the firm who are key to delivering superior levels of excellence for ARGA's clients. Over the long term, ARGA expects bonus and profit sharing to make up the highest proportion of compensation. Where relevant at higher levels of individual compensation, a portion of both the bonus and profit sharing is likely to be deferred, thereby encouraging long-term retention of key employees.

ARGA formally reviews performance by each individual based on a framework that is relevant for the individual's area of responsibility and overall adherence to the firm's values. ARGA does not tie portfolio managers' compensation specifically to the performance of any portfolio relative to the portfolio's benchmark, as that could cause individuals to stray from ARGA's long-term, valuation-based investment discipline. For investment professionals, ARGA reviews both quantitative and fundamental factors. Quantitative factors may include productivity in terms of companies' research coverage and construction of global industry models. Fundamental factors focus on depth of company and industry research, quality of company models and embedded forecasts, contribution to discussions with company management, and ability to identify key business issues and paths to possible resolution. In addition to evaluating individuals on their own contribution, the firm assesses their commitment to the success of other ARGA employees and ARGA as a whole.

Ownership of fund shares. As of July 31, 2020, the portfolio managers did not own shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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